SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                        FIRST LANCASTER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                        FIRST LANCASTER BANCSHARES, INC.
                              208 LEXINGTON STREET
                               LANCASTER, KENTUCKY




                               September 29, 2000




Dear Stockholder:

         We invite you to attend the annual meeting of stockholders of First Lancaster Bancshares, Inc. to be held at First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 30, 2000 at 4:00 p.m.

         The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, First Lancaster Federal Savings Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                    Sincerely,

                                    /s/ Virginia R.S. Stump

                                    Virginia R.S. Stump
                                    President

--------------------------------------------------------------------------------
                        FIRST LANCASTER BANCSHARES, INC.
                              208 LEXINGTON STREET
                         LANCASTER, KENTUCKY 40444-1131
                                 (606) 792-3368

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 2000
--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Lancaster Bancshares, Inc. (the "Company") will be held at First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 30, 2000 at 4:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 22, 2000 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Kathy G. Johnica

                                    KATHY G. JOHNICA
                                    SECRETARY

Lancaster, Kentucky
September 29, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                        FIRST LANCASTER BANCSHARES, INC.
                              208 LEXINGTON STREET
                         LANCASTER, KENTUCKY 40444-1131

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 30, 2000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Lancaster Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 30, 2000 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 29, 2000.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Kathy G. Johnica, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 22, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 840,328 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to persons believed by management to beneficially own in excess of 5% of the Company's Common Stock.

                                                        Amount and                Percent of
                 `                                       Nature of                 Shares of
Name and Address                                         Beneficial                Common Stock
of Beneficial Owner                                     Ownership (1)              Outstanding
---------------------------                             -------------              -------------

First Lancaster Bancshares, Inc.                           76,091 (2)                  9.1%
Employee Stock Ownership Plan ("ESOP")
208 Lexington Street
Lancaster, Kentucky  40444

Tony A. Merida                                             54,990 (3)                  6.5
100 Clubhouse Drive
Nicholasville, Kentucky  40356

____________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from September 22, 2000. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Gay, Sutton and Zanone, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of September 22, 2000, 30,408 shares had been allocated.
(3) The amount shown includes 14,382 shares which may be acquired by Mr. Merida upon the exercise of options exercisable within 60 days of the Record Date. The amount shown also includes 6,357 shares owned by the ESOP trust and allocated to Mr. Merida's account. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions. The amount shown does not include 3,837 shares of restricted Common Stock which have been awarded to Mr. Merida under the Company's Management Recognition Plan ("MRP"), but which have not vested.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors consists of seven members. During the year ended June 30, 2000, Ms. Jane G. Simpson retired as a director and was named Director Emeritus. In connection with her resignation, the Board of Directors amended the Company's Bylaws to reduce the number of directors from eight to seven. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 2003 Annual Meeting. The Board of Directors has nominated Tony A. Merida, Jack C. Zanone and Phyllis G. Swaffar to serve as directors for a three-year period. All nominees are currently members of the Board. Under the Company's Bylaws, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director First Lancaster Federal Savings Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1996 in connection with the incorporation and organization of the Company, except for Phyllis G. Swaffar and Jerry Purcell, who were appointed in July 1999. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                              Year First
                                           Age at             Elected as           Current
                                          June 30,            Director of           Term
              Name                          2000               the Bank           to Expire
              ----                          ----               --------           ---------

                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003

        Tony A. Merida                       42                  1991               2000
        Jack C. Zanone                       79                  1978               2000
        Phyllis G. Swaffar                   63                  1999               2000

                         DIRECTORS CONTINUING IN OFFICE

        David W. Gay                         62                  1992               2001
        Jerry Purcell                        50                  1999               2001
        Virginia R.S. Stump                  45                  1983               2002
        Ronald L. Sutton                     54                  1992               2002

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     TONY A. MERIDA is Executive Vice President of the Bank, a position in which he has served since February 1995, and has been a member of the Board of Directors since 1991. Mr. Merida also is Executive Vice President of the Company. Mr. Merida joined the Bank in 1980 and served as the Secretary and Treasurer of the Bank from 1985 to 1995. Mr. Merida serves on the Board of Directors of the Heritage Hospice Association and on the Board of Directors of the Institute of Financial Education.

     JACK C. ZANONE has been retired since 1997. From 1978 to 1997, Mr. Zanone was a self-employed residential appraiser. Prior to 1978, Mr. Zanone was co-owner of the Lancaster Department Store for over thirty years. He previously served on the Garrard County Industrial Board and the Lancaster City Council. Mr. Zanone is an elder of the Lancaster Christian Church.

     PHYLLIS G. SWAFFAR has been self-employed preparing income tax returns since her retirement in 1991. Ms. Swaffar taught mathematics for 17 years and was a high school guidance counselor for the Garrard County School System for 10 years. She has a Bachelor of Science degree with majors in mathematics and business and a Masters degree in secondary school counseling from Eastern Kentucky University. Ms. Swaffar has served on First Lancaster Federal Savings Bank's scholarship committee since its inception in 1994.

     DAVID W. GAY retired in 1998. From 1993 to 1998, Mr. Gay was a self-employed residential property appraiser certified by the Commonwealth of Kentucky. From 1992 to 1993, Mr. Gay was a systems analyst with Lexmark, a manufacturer of printers and printer supplies. Mr. Gay retired in 1991 from IBM Corporation after 35 years of employment and last served as a systems analyst. Mr. Gay is currently serving on the Ethics Committee for the City of Lancaster and is the chairman of the Garrard County Extension Office Relocation Committee. He has also served as the past president of the Dix River Country Club.

         JERRY PURCELL has been the proprietor of the Convenient Food Mart/Dairy Mart in Lancaster, Kentucky for 25 years and has been named Gasoline Operator of the Year twice. Prior to opening his store in 1976, Mr. Purcell graduated from Eastern Kentucky University and taught school for three years in Jefferson County, Kentucky. Mr. Purcell has previously been involved with the Lion's Club, Odd Fellows and served on the Garrard County Fair Board of Directors.

     VIRGINIA R.S. STUMP is President and Chief Executive Officer of the Bank, a position in which she has served since 1985, and has been a member of the Board of Directors since 1983 and Chairman of the Board since 1993. Ms. Stump also is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Ms. Stump joined the Bank in 1973 and, prior to assuming her current position, served as Secretary/Treasurer of the Bank from 1980 to 1985. Prior to 1980, Ms. Stump served in various other positions in the Bank. Ms. Stump is also an owner in Garrard County's Bestway, a small family-owned shop. Ms. Stump is currently a member of the Garrard County Community Education Board.

         RONALD L. SUTTON has practiced as a pharmacist since 1968 and has been employed in such capacity by Ephraim McDowell Regional Medical Center since 1996. He is a member of the Garrard County Health Department Board. In addition to serving as a pharmacist, he owns a farm in Garrard County.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Company and the Bank meet monthly and may have additional special meetings. During the year ended June 30, 2000, the Board of Directors of the Company met six times and the Board of Directors of the Bank met 12 times. No director of the Company or the Bank attended fewer than 75% in the aggregate of the total number of Board meetings held during the year ended June 30, 2000 and the total number of meetings held by committees on which he or she served during such fiscal year. The Bank's Board of Directors has standing Audit, Compensation, Asset/Liability Management and Loan Review and Delinquency Committees.

         The Board of Directors' Audit Committee consists of Directors Gay, Purcell and Sutton. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Bank, reviews and recommends the independent auditors to be engaged by the Bank, reviews the internal audit function and internal accounting controls and reviews and approves conflict of interest and audit policies. The Audit Committee met eight times during the year ended June 30, 2000.

         The Company's full Board of Directors acts as Nominating Committee and is responsible for considering potential nominees to the Board of Directors. The Company's Board of Directors met once as a Nominating Committee during the year ended June 30, 2000. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Nominating Committee does not evaluate nominations by shareholders. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

         The Compensation Committee consists of Directors Gay, Sutton, Swaffar and Purcell. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors of the Bank who also are officers of the Bank abstain from discussion and voting on matters affecting their compensation. The Compensation Committee met two times during the fiscal year ended June 30, 2000.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation for the fiscal years indicated awarded to or earned by the Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 2000 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                                      Long-Term Compensation
                                                                                     ---------------------------
                                                                                              Awards
                                                     Annual Compensation             --------------------------
                                            ---------------------------------------    Restricted       Securities
                                 Fiscal                              Other Annual       Stock        Underlying      All Other
Name                             Year       Salary       Bonus      Compensation(1)  Awards (2)      Options(#)    Compensation
----                             ----       ------       -----      ---------------  ----------      ----------    ------------

Virginia R.S. Stump              2000      $ 70,644    $  3,000             --            --             --        $31,254 (3)
   Chairman of the Board         1999        67,926       7,625             --            --             --         40,339
   President and Chief           1998        65,626       6,000             --            --             --         47,716
   Executive Officer of the
   Company and Bank

-----------
(1) Executive officers of the Company and the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 2000 did not exceed 10% of each of the executive officer's salary and bonus.
(2) As of June 30, 2000, Ms. Stump held 3,837 shares of restricted Common Stock with an aggregate value of $42,207 based on the closing sale price of the Common Stock of $11.00, as reported on the Nasdaq SmallCap Market. Of such shares, 1,917 shares will vest on January 9, 2001, and the remaining 1,920 shares will vest on January 9, 2002. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(3) Consists of $9,000 in director's fees, $17,123 of Common Stock allocated to Ms. Stump's account under the ESOP, $1,740 in insurance commissions, $65 in life insurance premiums, $500 in disability insurance premiums and $2,826 in matching contributions under the Company's 401(k) Plan.

        YEAR-END OPTION VALUES. The following table sets forth information concerning the value as of June 30, 2000 of options held by the executive officer named in the Summary Compensation Table set forth above.

                                           Number of Securities               Value of Unexercised
                                          Underlying Unexercised              In-the-Money Options
                                        Options at Fiscal Year-End           at Fiscal Year-End (1)
                                        --------------------------           ----------------------
Name                                     Exercisable/Unexercisable          Exercisable/Unexercisable
----                                     -------------------------          -------------------------

Virginia R. S. Stump                           14,382/9,588                       $  --  /$  --

________________
(1) At June 30, 2000, the fair market value of the underlying Common Stock of $11.00 as quoted on the Nasdaq SmallCap Market was less than the exercise price of $14.625 per share.

         No options were granted to or exercised by the named executive officer during fiscal year 2000 and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         In order to secure the continuing services of Ms. Virginia R.S. Stump (the "Executive"), the Bank has entered into supplemental executive retirement agreement (the "SERA") with her effective December 7, 1995. Pursuant to the terms of the SERA, upon the Executive's termination of employment with the Bank, for reasons other than death or removal for "just cause," the Executive will be entitled to receive annual payments from the Bank in an amount for life equal to
(i) the product of the Executive's "Vested Percentage" and 70% of "Average Annual Compensation," less (ii) the Executive's "Annual Offset Amount." Under the SERA, "Vested Percentage" means 10% per full year of an Executive's service with the Bank following December 31, 1995, up to a maximum Vested Percentage of 100% (accelerated to 100% upon termination of employment due to the Executive's death or disability or upon a change in control of the Bank). "Average Annual Compensation" means the average of the Executive's highest annual compensation for three of the five calendar years preceding her termination of employment. "Annual Offset Amount" means the sum of (i) the Executive's primary social security benefits, (ii) the annual benefits which the Executive would receive under the Bank's Pension Plan in the form of a 50% joint and survivor annuity, and (iii) the annual amount payable to the Executive if that portion of her account under the Bank's 401(k) Plan which would be attributable to the Bank's contributions were paid to her in the form of a 50% joint and survivor annuity, commencing upon termination of employment.

         In the event the Executive dies before retirement benefit payments commence, the Executive's surviving spouse will receive an annual payment for the remainder of the surviving spouse's life (up to a maximum of 20 years) in an amount equal to 50% of the annual retirement benefit the Executive would have received if she had terminated employment on the date of her death and then had a vested percentage equal to 100%. In the event the Executive dies after retirement benefits commence, the Executive's surviving spouse will receive an annual payment for the remainder of the surviving spouse's life in an amount equal to 50% of the annual retirement benefits the Executive would have received had she survived to collect them. Termination for "just cause" (as defined in the SERA) would result in the Executive's forfeiture of all retirement benefits under the SERA. The Bank has established an irrevocable grantor trust to hold assets in order to provide itself with a source of funds to assist the Bank in the meeting of its liabilities under the SERA.

EMPLOYMENT AGREEMENTS

         The Company and the Bank entered into separate employment agreements (the "Employment Agreements"), pursuant to which Ms. Virginia R.S. Stump serves as President and Chief Executive Officer of the Company and the Bank. In such capacities, Ms. Stump (the "Executive") is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Boards of Directors.

         The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of the Executive's employment under the Employment Agreements will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Executive's base salary rate currently is $71,688.

         The Employment Agreements will terminate upon the Executive's death or disability, and are terminable by the Company or the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period, and, at the Executive's election, either cash in an amount equal to the cost to the Executive of obtaining health, life, disability, and other benefits which the Executive would have been eligible to participate in through the Employment Agreements' expiration date or continued participation in such benefit plans through the Employment Agreements' expiration date, provided the Executive continues to qualify for participation therein. If the Employment Agreements are terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will be entitled to a continuation of her salary and benefits for up to 180 days following such termination. In the event of the Executive's death during the term of the Employment Agreement, her estate will be entitled to receive her salary through the last day of the calendar month in which the Executive's death occurred. The Executive is able to voluntarily terminate her Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only her compensation, vested rights and benefits up to the date of termination.

         The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Executive receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of Directors of the Company or the Bank. The same amount would be paid (i) in the event of an Executive's voluntary termination of employment within 30 days following a change in control, or (ii) in the event of the Executive's voluntary termination of employment within one year following a change in Control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in Control, which have not been consented to in writing by the Executive. Such events generally relate to a reduction in the Employee's salary, benefits or duties. The aggregate payments that would be made to the Executive, assuming that termination of employment under the foregoing circumstances at June 30, 2000, would have been approximately $253,200. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

DIRECTOR COMPENSATION

         GENERAL. The Bank's directors receive fees of $750 per monthly meeting attended. No fees are paid for serving on committees of the Board of Directors. Directors are eligible to participate in the Company's stock option plan and the MRP. During the year ended June 30, 2000, the Company granted options to acquire 1,917 shares of Common Stock under the stock option plan to each of Directors Swaffar and Purcell. The options become exercisable at the rate of 20% per year, have 10-year terms and have an exercise price of $11.063 per share. In addition, during the year ended June 30, 2000, the Company awarded 767 shares of restricted Common Stock to each of Directors Swaffar and Purcell under the MRP. The restricted stock awards vest at the rate of 20% per year. Other than the awards to Directors Swaffar and Purcell, no awards were made to directors under the stock option plan or the MRP during the fiscal year ended June 30, 2000.

         DIRECTOR RETIREMENT PLAN. The Bank's Board of Directors has adopted the First Lancaster Federal Savings Bank Directors' Retirement Plan (the "Directors' Plan"), effective December 7, 1995, for its directors (i) who are members of the Bank's Board of Directors (the "Board") at some time on or after the plan's effective date, and (ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. Directors who become participants will remain participants even if they later become employees of the Bank. A participant in the Directors' Plan will receive, at no cost to the participant, on each of the ten annual anniversary dates of leaving the Board, an amount equal to the product of his or her "Benefit Percentage," "Vested Percentage," and 75% of the annual fee for service on the Board during the calendar year preceding retirement. A participant's "Benefit Percentage" is based on years of service on the Board as a non-employee director, and increases in increments of 25%, from 0% for less than five years of service to 25% for five to nine years of service, to 50% for 10 to 14 years of service, to 75% for 15 to 19 years of service, to 100% for 20 or more years of service. A participant's "Vested Percentage" is based on years of service on the Board after December 31, 1995 (excluding service as an employee-director) and increases in increments of 25%, from 50% for less than one year of service, to 75% for one year of service, to 100% for two or more years of service. However, in the event a participant terminates service on the Board due to "disability" (as defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his or her years of service.

         If a participant dies, his or her beneficiary will receive an amount equal to the retirement benefits that would have been paid to the participant under the Directors' Plan if the participant (i) had terminated service on the Board on the date of his or her death, and (ii) had a Vested Percentage equal to 100%. If a participant dies after commencing to receive retirement benefits under the plan, his or her beneficiary will receive monthly payments for a number of months equal to the difference between 120 and the number of monthly retirement benefits payments made under the plan on or before the participant's death. These payments will equal 100% of the monthly amount of retirement benefits that the participant had been collecting under the plan. Any benefits accrued under the Directors' Plan will be paid from the Bank's general assets. The Bank expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the Directors' Plan, he or she will be reimbursed for his or her legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors and officers. Under law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2000, the Bank's loans to directors and executive officers totaled $69,000, or 0.6% of stockholders' equity. These loans are made in the ordinary course of business on substantially the same terms, including collateral, interest rates and underwriting criteria, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

-------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
-------------------------------------------------------------------------------


         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                   Amount and                                 Percent of
                                              Nature and Beneficial                          Common Stock
Name                                              Ownership (1)                               Outstanding
----                                          ---------------------                          ------------

Virginia R.S. Stump                                 37,969  (2)                                  4.5%
Tony A. Merida                                      54,990                                       6.5
David W. Gay                                        22,360  (3)                                  2.7
Ronald L. Sutton                                    15,691                                       1.9
Jack C. Zanone                                       6,423                                       0.8
Phyllis G. Swaffar                                   5,536                                       0.7
Jerry Purcell                                        2,156                                       0.3
All directors and executive
 officers as a group (7 persons)                   145,125                                      16.6

___________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares listed as beneficially owned by such persons or group. Amounts shown include 14,382, 14,382, 2,874, 2,874, 2,874, 383, 383 and 38,152 shares which may be acquired by
     Directors Stump, Merida, Gay, Simpson, Sutton, Zanone, Swaffar and Purcell, and all directors and executive officers as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Amounts shown do not include 3,837, 3,837, 768, 768, 768, 614, 614 and 11,206 shares of restricted Common Stock which have been awarded to Directors Stump, Merida, Gay, Sutton, Zanone, Swaffar and Purcell, and all directors and executive officers as a group, respectively, but which have not vested. Amounts shown also include 6,800, 6,357 and 13,175 shares owned by the ESOP and allocated to the accounts of Ms. Stump, Mr. Merida and all directors and executive officers as a group, respectively. Does not include shares with respect to which Directors Gay, Sutton and Zanone have "voting power" by virtue of their positions as trustees of the trusts holding 76,091 shares under the Company's ESOP and 19,298 shares under the MRP trust. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) The amount shown includes 1,032 shares of Common Stock owned by Ms. Stump's husband.
(3) The amount shown includes 100 shares of Common Stock owned by Mr. Gay's son and 1,254 shares of Common Stock owned by Mr. Gay's wife.


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


         PricewaterhouseCoopers LLP, which was the Company's independent certified public accounting firm for the 2000 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2001 fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to questions and will have the opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2000, all of the Company's Insiders complied with these reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2000 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

       Under the Company's Certificate of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated in the following sentence no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 9, 2000. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 208 Lexington Street, Lancaster, Kentucky 40444-1131, no later than June 1, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                           BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Kathy G. Johnica


                                            KATHY G. JOHNICA
                                            SECRETARY

Lancaster, Kentucky
September 29, 2000


--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST LANCASTER BANCSHARES, INC., 208 LEXINGTON STREET, LANCASTER, KENTUCKY 40444-1131.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY


--------------------------------------------------------------------------------
                        FIRST LANCASTER BANCSHARES, INC.
                               LANCASTER, KENTUCKY
--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 30, 2000

       The undersigned hereby appoints Jerry Purcell, David W. Gay and Ronald L. Sutton, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Lancaster Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 30, 2000 at 4:00 p.m., and at any and all adjournments thereof, as follows:

                                                                    VOTE
                                                      FOR          WITHHELD
                                                      ---          --------
       1.     The election as directors of all
              nominees listed below (except as
              marked to the contrary below).          [  ]           [  ]

              Tony A. Merida
              Jack C. Zanone
              Phyllis G. Swaffar

              INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

              __________________________

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED NOMINEES.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


       Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 29, 2000 and an Annual Report to Stockholders.


Dated: ________________________, 2000




--------------------------------    --------------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER


--------------------------------    --------------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER




       Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------